FORM 3 CONTINUATION SHEET – JOINT FILER INFORMATION

This Form 3 is filed jointly by Ares Corporate Opportunities Fund II, L.P., Ares SandRidge, L.P., Ares SandRidge 892 Investors, L.P., Ares SandRidge Co-Invest, LLC, ACOF Management II, L.P., ACOF Operating Manager II, L.P., Ares Management LLC and Ares Partners Management Company, LLC, (collectively, the “Ares Entities”). The principal business address of each of the Ares Entities is c/o Ares Management LLC, 1999 Avenue of the Stars, Suite 1900, Los Angeles, California 90067.

Name of Designated Filer: Ares Corporate Opportunities Fund II, L.P.

Date of Event Requiring Statement: November 5, 2007

Issuer Name and Ticker or Trading Symbol: SandRidge Energy, Inc. (SD)

IN WITNESS WHEREOF, the undersigned hereby attach their signatures to this Exhibit 99.1 to the Statement of Form 3 as of November 5, 2007.

ARES PARTNERS MANAGEMENT COMPANY, LLC

By:	/s/ Michael D. Weiner
Name: Michael D. Weiner
Title: Authorized Signatory

ARES MANAGEMENT LLC

By:	/s/ Joshua M. Bloomstein
Name: Joshua M. Bloomstein
Title: Authorized Signatory

ARES OPERATING MANAGER II, L.P.

By:	/s/ Joshua M. Bloomstein
Name: Joshua M. Bloomstein
Title: Authorized Signatory

ACOF MANAGEMENT II, L.P.

BY: ACOF OPERATING MANAGER II, L.P., its general partner

By:	/s/ Joshua M. Bloomstein
Name: Joshua M. Bloomstein
Title: Authorized Signatory

ACOF CORPORATE OPPORTUNITIES FUND II, L.P.

BY: ACOF OPERATING MANAGER II, L.P., its manager

By:	/s/ Joshua M. Bloomstein
Name: Joshua M. Bloomstein
Title: Authorized Signatory

ARES SANDRIDGE, L.P.

BY: ACOF OPERATING MANAGER II, L.P., its manager

By:	/s/ Joshua M. Bloomstein
Name: Joshua M. Bloomstein
Title: Authorized Signatory

ARES SANDRIDGE 892 INVESTORS, L.P.

BY: ACOF OPERATING MANAGER II, L.P., its manager

By:	/s/ Joshua M. Bloomstein
Name: Joshua M. Bloomstein
Title: Authorized Signatory

ARES SANDRIDGE CO-INVEST, LLC

BY: ACOF OPERATING MANAGER II, L.P., its manager

By:	/s/ Joshua M. Bloomstein
Name: Joshua M. Bloomstein
Title: Authorized Signatory